SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2011

WILLOW CREEK ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52970	27-3231761
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7251 W. Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128
(Address of principal executive offices)
(310) 600-8757
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 5th Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On February 7, 2011, Willow Creek Enterprises, Inc., a Delaware corporation (the “Company”), entered into that certain Minerals Lease and Agreement (the “Agreement") by and between the Company and MinQuest, Inc., a Nevada S Corporation ("MinQuest"), giving the Company the right to conduct mineral exploration activities on and in unpatented mining claims collectively known as the Gilman Gold Property (the “Property”), situated in Lander County, Nevada for a term of twenty (20) years (the “Term”) with the right to renew.

  As consideration, the Company shall pay ten thousand dollars ($10,000) (the “Base Rent”) upon execution of the Agreement, and an annual payment of the Base Rent plus any applicable annual rent increases in accordance with all of the other terms and conditions of the Agreement, for the remainder of the Term. Additionally, the Company shall be granted the subsequent right to participate in the development of minerals from the Property subject to the terms and conditions of the Agreement.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 2.03

Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.

Regulation FD Disclosure.

On February 8, 2011, the Company issued a press release announcing that it has entered into the Minerals Lease and Agreement as set forth above.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Minerals Lease and Agreement with MinQuest, Inc.
99.1	Press Release dated February 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

February 14, 2011

Willow Creek Enterprises, Inc.

By:  /s/ Terry Fields

Name: Terry Fields

Title:   CEO